UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	[X]	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

CLOUGH GLOBAL OPPORTUNITIES FUND

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This Amendment No. 1 is being filed to amend and supplement the definitive proxy statement on Schedule 14A that was originally filed by the Registrant with the Securities and Exchange Commission on May 22, 2023 (“Original DEF 14A Filing”) in connection to the Registrant’s Joint Annual Meeting of Shareholders scheduled for July 7, 2023. This Amendment No. 1 is being filed for the sole purpose of including the form of proxy cards that were mailed to the Registrant’s shareholders but were inadvertently omitted from the Original DEF Filing on Edgar, as well as to include the Schedule 14A cover page. There are no changes to the notice or proxy statement included in the Original DEF 14A Filing.

CLOUGH GLOBAL OPPORTUNITIES FUND
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on July 7, 2023
at 10:00 a.m. Mountain Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting

Please detach at perforation before mailing.

CLOUGH GLOBAL OPPORTUNITIES FUND
PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 7, 2023

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Christopher Moore, Jill Kerschen and Anne Berg and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Opportunities Fund (the "Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held virtually, as a telephone conference call meeting on July 7, 2023 at 10:00 a.m. (Mountain time) (the "Meeting"), and at any adjournments thereof. Please refer to the Proxy Statement for instructions on how to participate in the telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

GLO_33382_051123
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be held on July 7, 2023.
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/clo-33382

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A Proposal **THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
3. Election of three Nominees for Trustee: 01. Robert J. Butler 02. Karen DiGravio 03. Kevin J. McNally	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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